UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 30, 2009

Date of Report (Date of earliest event reported)

OAK RIDGE FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-52640	20-8550086
State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Oak Ridge Road P.O. Box 2 Oak Ridge, North Carolina	27310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 644-9944

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Item 1.01.	Entry into a Material Definitive Agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

Item 3.03.	Material Modification to Rights of Security Holders.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 9.01	Financial Statements and Exhibits
(d) The following exhibits are included with this report:

SIGNATURE

EX-4.1

EX-4.2

EX-4.3

EX-10.1

EX-10.2

Item 1.01.	Entry into a Material Definitive Agreement.

On January 30, 2009, as part of the Troubled Asset Relief Program (“TARP”) Capital Purchase Program, Oak Ridge Financial Services, Inc. (“ORFS”) entered into a Letter Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”), pursuant to which ORFS sold (i) 7,700 shares of ORFS’ Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) and (ii) a warrant (the “Warrant”) to purchase 163,830 shares of ORFS’ common stock, no par value per share (the “Common Stock”), for an aggregate purchase price of $7,700,000 in cash. The description of the Purchase Agreement contained herein is a summary and is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 10.1 hereto, which is incorporated herein by reference.

The Series A Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and 9% per annum thereafter. The Series A Preferred Stock has no maturity date and ranks senior to the Common Stock with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of ORFS. The form of the certificate for the Series A Preferred Stock is attached as Exhibit 4.2 hereto and is incorporated herein by reference. The Series A Preferred Stock may be redeemed by ORFS after three years at its liquidation preference plus accrued and unpaid dividends. Prior to January 30, 2012, the Series A Preferred Stock may be redeemed by ORFS only with proceeds from a “Qualified Equity Offering” (as defined in the Articles of Amendment described in Item 5.03 and attached as Exhibit 4.1 hereto and incorporated by reference herein). The description of the Series A Preferred Stock contained herein is a summary and is qualified in its entirely by reference to the Articles of Amendment.

The Warrant has a 10-year term and is immediately exercisable upon its issuance, with an exercise price, subject to anti-dilution adjustments, equal to $7.05 per share of the Common Stock. If ORFS receives aggregate gross cash proceeds of not less than $7,700,000 from Qualified Equity Offerings on or prior to December 31, 2009, the number of shares of Common Stock issuable pursuant to the Treasury’s exercise of the Warrant will be reduced by one half of the original number of shares, taking into account all adjustments, underlying the Warrant. Treasury has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant. The description of the Warrant contained herein is a summary and is qualified in its entirety by reference to the Warrant attached as Exhibit 4.3 hereto, which is incorporated herein by reference.

The Series A Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. Upon the request of Treasury at any time, ORFS has agreed to promptly enter into a deposit arrangement pursuant to which the Series A Preferred Stock may be deposited and depositary shares (“Depositary Shares”), representing fractional shares of Series A Preferred Stock, may be issued. ORFS has agreed that, upon the request of the Treasury, at any time, it will register the Series A Preferred Stock, the Warrant, the shares of Common Stock underlying the Warrant (the “Warrant Shares”) and Depositary Shares, if any. Neither the Series A Preferred Stock nor the Warrant are subject to any contractual restrictions on transfer, except that Treasury may only transfer or exercise an aggregate of one-half of the Warrant Shares prior to the earlier of the redemption of 100% of the shares of Series A Preferred Stock and December 31, 2009.

As part of the sale of Series A Preferred Stock by ORFS to the Treasury, ORFS agreed, so long as Treasury continues to hold debt or equity in ORFS, to take all necessary actions to ensure that ORFS’ compensation arrangements and benefits plans with respect to “senior executive officers” comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008 and any related rules and regulations promulgated thereunder. The senior executive officers executed waivers waiving any claim against Treasury or ORFS for any changes in their compensation or benefits required to comply with Treasury regulations. The senior executive officers – Ronald O. Black, Thomas W. Wayne and L. William Vasaly, III – also entered into agreements with ORFS amending their respective employment agreements to the extent necessary to comply with the Treasury regulations (the “Employment Agreement Amendments”). The description of the Employment Agreement Amendments contained herein is a summary and is qualified in its entirety by reference to the form of Employment Agreement Amendment attached hereto as Exhibit 10.2 hereto, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

Item 3.03.	Material Modification to Rights of Security Holders.

Upon issuance of the Series A Preferred Stock on January 30, 2009, the ability of ORFS to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its “Junior Stock” and “Parity Stock” (as such terms are defined in the Purchase Agreement) became subject to restrictions, including a restriction against ORFS increasing dividends payable on its Common Stock. The redemption, purchase or other acquisition of any trust preferred securities issued by ORFS or its affiliates is also restricted. These restrictions will terminate on the earlier of (a) January 30, 2012, or (b) the date on which the Series A Preferred Stock has been redeemed in whole or the Treasury has transferred all of the Series A Preferred Stock to third parties.

In addition, pursuant to ORFS’ Articles of Amendment, filed with the North Carolina Department of the Secretary of State on January 28, 2009, the ability of ORFS to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock and Parity Stock are subject to restrictions in the event that ORFS fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on the Series A Preferred Stock.

The above description is a summary and is qualified in its entirety by reference to the Articles of Amendment and the Purchase Agreement, which are attached hereto as Exhibits 4.1 and 10.1 respectively, and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information concerning executive compensation set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02. A copy of the Form of Employment Agreement Amendment entered into by ORFS’ “senior executive officers” is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 28, 2009, ORFS filed Articles of Amendment with the North Carolina Department of the Secretary of State, amending its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of the Series A Preferred Stock. The Series A Preferred Stock has a liquidation preference of $1,000 per share. The Articles of Amendment are attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Exhibit Description
4.1	Articles of Amendment of Oak Ridge Financial Services, Inc., filed with the North Carolina Department of the Secretary of State on January 28, 2009.

4.2	Form of Certificate for the Fixed Rate Cumulative Perpetual Preferred Stock, Series A.

4.3	Warrant for Purchase of Shares of Common Stock issued by Oak Ridge Financial Services, Inc. to the United States Department of the Treasury on January 30, 2009.

10.1	Letter Agreement, dated January 30, 2009, between Oak Ridge Financial Services, Inc. and the United States Department of the Treasury, with respect to the issuance and sale of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A and the Warrant.

10.2	Form of Employment Agreement Amendment, dated January 30, 2009 among Oak Ridge Financial Services, Inc., Bank of Oak Ridge and the senior executive officers of Oak Ridge Financial Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE FINANCIAL SERVICES, INC.

Dated: February 2, 2009	By:	/s/ Ronald O. Black
Ronald O. Black,
Chief Executive Officer